SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2002 (September 27, 2002)

WHITE ELECTRONIC DESIGNS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-4817 (Commission File Number)	35-0905052 (IRS Employer Identification No.)

3601 E. University Drive, Phoenix, Arizona (Address of Principal Executive Offices)		85034 (Zip Code)

(602) 437-1520

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a copy of a Dow Jones press release dated September 27, 2002 titled “White Electronic Designs Pursues Growth Opportunities.”

         The attached press release contains forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. The words “believes,” “expects,” “anticipates,” “estimates” and other similar statements of expectations identify forward-looking statements. Forward looking statements in the attached press release include statements regarding estimates for the potential of future sales of the Company’s tamper-resistant packaging, the potential impact that a possible war with Iraq would have on near-term sales growth, expectations and estimates regarding revenue in fiscal year 2002 for the Company’s display business, the belief that the Company’s tamper-resistant technology for military applications may become the Company’s most promising growth driver, the possibility of future diversification of the Company through acquisitions of companies with complementary technology, and expectations regarding the Company’s ability to meet the mean estimate of analysts for earnings per share for the fiscal fourth quarter ended September 2002 and for the fiscal year 2003. Such forward looking statements speak only as of the date the statement was made.

         These forward-looking statements are based largely on the Company’s expectations and are subject to a number of risks and uncertainties, some of which cannot be predicted or quantified and are beyond the Company’s control. Certain risks that could cause results to differ materially from the Company’s expectations are described in Exhibit 99.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 29, 2002, and under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended September 29, 2001. Additional factors that could cause actual results to differ materially from those expressed in such forward looking statements include the failure of customers to accept the Company’s tamper-resistant packaging or the development of improved tamper-resistant packaging by competitors, the loss of a significant customer, the inability to procure required components, any further downturn in the semiconductor and telecommunications markets which could cause a decline in selling unit prices, reductions in military spending or changes in the acquisition requirements for military products, the ability to locate appropriate acquisition candidates, negotiate an appropriate purchase price, and integrate into the Company the people, operations, and products from acquired businesses, and changes or restrictions in the practices, rules and regulations relating to sales in international markets. In light of these risks and uncertainties, there can be no assurance that the forward-looking-statements contained in the press release will prove to be accurate. We urge you to carefully consider the risks and uncertainties that could cause actual results to differ materially from the Company’s expectations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit No.	Description

99.1	Press Release

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION

Date: October 16, 2002	By:	/s/ Hamid R. Shokrgozar

Hamid R. Shokrgozar Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release